The Flower Valet
                           SUBSCRIPTION AGREEMENT

1.  INVESTMENT:

(a)  The  undersigned subscribes for           shares of Common Stock of  The
     Flower Valet at $0.10 per share.

(b)    Total  subscription  price  ($0.10  times  number  of  shares):  =   $
____________________.

2.  INVESTOR INFORMATION:

____________________      _______________              _______________________
Name (type or print)      Social Sec. No.              Address

____________________      _______________              _______________________
Name (type or print)      Social Sec. No.              Address


Mailing Address: _____________________________________________________________
                   Street          City           State          Zip

Business Phone  (  )                    Home Phone (  )

3.  TYPE OF OWNERSHIP:   (You must check one box)

1.[  ] Individual          6.[  ] Joint Tenants with rights of Survivorship

2.[  ] Tenants in Common   7.[  ] Custodian for _________________

3.[  ] Community Property  8. [  ] Uniform Gifts to Minors Act of the
                                   State of _____________

4.[  ] Partnership         9.[  ] Corporation ______________________________

5.[  ] Trust               10.[  ] Other (explain) _________________________

4.  RECEIPT OF DISCLOSURE DOCUMENT:

     By executing this subscription agreement the undersigned acknowledges receipt of a current Prospectus, as supplemented to the date of this Subscription Agreement, in which the terms and conditions of the offering of Common Stock and the risks associated therewith are described.

5.  TERMINATION OF THE OFFERING:

     The undersigned understands that the Company may terminate the offering at any time and for any reason. If the offering is so terminated, and the Company is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned without any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

     By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the Common Stock for Subscriber's own account or is buying for the account or benefit of a member or members of Subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.

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     Furthermore,  if  Subscriber is purchasing for the  account  of  another person or entity, Subscriber has full authority to execute this Subscription Agreement in such capacity and on behalf of such person or entity.

(b)   Subscriber is 18 years of age or over (You must check box)  [    ]  Yes
[      ] No

(c)   Subscriber  has received, read, and understands the  Prospectus  dated:
_________________, 2002.

(d) Subscriber can afford the entire loss of the purchase price hereto should there be such a loss.

7.  ACCEPTANCE OF SUBSCRIPTION:

     The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription by __________________, 2002. In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.

Please make a copy of your completed Subscription Agreement
Signatures:

Executed this______day of____________2002 at_____________________,_________
                                                  City              State


X                                    X
 Signature (investor or                Signature (investor or
authorized signature)                  authorized signature)

MAKE CHECK PAYABLE TO:        THE FLOWER VALET IMPOUND ACCOUNT


SEND SUBSCRIPTION AGREEMENT AND CHECK TO: THE FLOWER VALET
                                          2950 E. Flamingo Road, Suite B-A1
                                          Las Vegas, NV  89121


Accepted for the Company this                day of                   , 2002



By________________________________      Title________________________________